UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

International Growth Fund

Annual report 2/28/17

A message to shareholders

Dear shareholder,

After several episodes of volatility in the first half of 2016, international equity indexes exhibited mostly positive momentum in recent months as economic trends improved overseas, especially in Europe. Despite an initial pullback following the November 2016 election of U.S. President Donald Trump, most international stocks rallied in January and February 2017, following closely on the heels of U.S. equity indexes' postelection gains.

Yet there are still challenges at hand. Of note, several European countries will hold elections this year that may ultimately determine the fate of the European Union. Coupled with the near certainty of additional interest-rate increases here in the United States, advisors and investors are rightly concerned about the potential for lackluster fixed-income markets in the coming months; although equity markets may be supported by positive company dynamics.

Since the end of the reporting period, the failure of the Trump administration to replace the Affordable Care Act, among other missteps, has been somewhat beneficial for bonds and somewhat problematic for equities. One of your best resources for dealing with market uncertainty is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
International Growth Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
28	Notes to financial statements
36	Auditor's report
37	Tax information
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high total return primarily through capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/17 (%)

The MSCI AC World ex-USA Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Economic improvement supported equities

Most developed-market stocks outside the United States posted strong gains as economic conditions improved in key markets.

The fund underperformed on a relative basis

The fund underperformed its benchmark, the MSCI AC World ex-USA Growth Index, largely as a result of a negative impact from stock selection in the healthcare and consumer discretionary sectors.

An overweight in information technology was a positive factor

The fund's overweight in the information technology sector contributed to relative performance.

SECTOR COMPOSITION AS OF 2/28/17 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Growth stocks may be subject to greater price fluctuations because their prices tend to place greater emphasis on earnings expectations. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager John A. Boselli, CFA, Wellington Management Company LLP

John A. Boselli, CFA
Portfolio Manager
Wellington Management Company LLP

Can you describe the market environment during the 12-month period and the factors that drove the more than 15% return for the fund's benchmark, the MSCI AC World ex-USA Growth Index?

Most stocks outside the United States posted strong gains in the double digits in percentage terms. It was an eventful 12 months, characterized by volatile oil prices, the United Kingdom's approval of a referendum to exit the European Union (Brexit), and Chinese policymakers' efforts to stem a slowdown in the country's economic growth rate.

Despite the potential negative impact of these events, there were many positive catalysts for equities, including continued monetary policy accommodation by major central banks. Moves by the United Kingdom and other key non-U.S. markets to implement fresh rounds of fiscal stimulus contributed to a shift in investor sentiment favoring cyclical stocks and sectors—those most sensitive to changes in economic trends. This trend gained further momentum following Donald Trump's victory in the U.S. presidential election in November.

These developments came amid a positive momentum shift in the indicators that we monitor to recognize potential turning points in global macroeconomic cycles. While these indicators consistently pointed to low growth entering 2016, they began to shift in mid-2016, and this incremental improvement exhibited staying power in the latter half of the 12-month period. The changes were accompanied by partial recoveries from a steep decline in the prices of oil and other commodities.

How did this environment affect your security selection during the period?

When evaluating stocks during this transition to a higher-growth-oriented environment, we gradually adjusted stock selection to place more weight on growth and valuation characteristics, while placing somewhat less emphasis on the quality and total return characteristics that had dominated earlier in the period. This shift resulted in some material changes in sector weights during the period, including a reduction in the fund's healthcare weighting and increases in its weightings in information technology and financials.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       4

"The market's shift toward cyclical sectors and lower-quality stocks weighed on relative performance, as the trend did not favor many of the fund's high-quality growth holdings ..."

Although its overall return was positive, the fund underperformed relative to its benchmark. What key factors had the most significant impact on this result?

The market's shift toward cyclical sectors and lower-quality stocks weighed on relative performance, as the trend did not favor many of the fund's high-quality growth holdings. Such holdings included stocks that generate substantial free cash flows, maintain strong balance sheets, and return cash to shareholders in the form of dividend payments and share repurchases.

Overall, our security selection detracted from relative performance. Sector allocations, a by-product of our bottom-up approach to managing the fund, contributed to relative performance, partially offsetting the negative impact from stock picking. Our weakest selection was in the healthcare and consumer discretionary sectors. An underweight in materials also had a negative impact, as the sector outperformed, and our stock picking in financials and materials detracted. On the positive side, an overweight in information technology was a contributor, as the sector was the top performer in the benchmark. Our stock picking in industrials also added relative value.

At the geographic level, our stock selection in the United Kingdom and the fund's overweight U.K. exposure weighed on relative performance; our stock picking in Japan was also a negative. On the positive side, relative performance was aided by our stock picking in China and Taiwan, along with the fund's overweights in both countries.

TOP 10 HOLDINGS AS OF 2/28/17 (%)

Taiwan Semiconductor Manufacturing Company, Ltd.	3.3
Tencent Holdings, Ltd.	3.1
British American Tobacco PLC	3.1
Samsung Electronics Company, Ltd.	2.9
Alibaba Group Holding, Ltd., ADR	2.8
Unilever NV	2.7
AIA Group, Ltd.	1.8
Largan Precision Company, Ltd.	1.8
Broadcom, Ltd.	1.7
Experian PLC	1.7
TOTAL	24.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       5

"At the geographic level, our stock selection in the United Kingdom and the fund's overweight U.K. exposure weighed on relative performance; our stock picking in Japan was also a negative."

Which equity positions had the biggest negative impact on the fund's performance?

The fund's positions in ProSiebenSat.1 Media SE, a German operator of European commercial television stations and other media operations, and Persimmon PLC, a U.K.-based homebuilder, were the top detractors. Both stocks were hurt by the Brexit referendum, as investors worried that a potential economic slowdown broadly affecting the United Kingdom and Europe would weigh on European media operations and the U.K. housing market. We sold both positions during the period.

A position in Japan-based Ono Pharmaceutical Company, Ltd. also had a negative impact, as the stock came under pressure after Japanese regulators announced plans to review pricing for groundbreaking, high-priced drugs in great demand, starting with Opdivo, a drug that Ono Pharmaceutical codeveloped and that was approved in the United States to treat melanoma and lung cancer. We sold the position during the period, as pricing pressures decreased our outlook for Ono's earnings and revenue growth. Positions in pharmaceutical company Allergan PLC and payment processing company Worldpay Group PLC also detracted.

Which positions had the biggest positive impact on the fund's relative results?

The top contributor was a position in Taiwan-based Largan Precision Company, Ltd., a maker of lenses used in smartphone cameras and other applications. The company's shares outperformed as

TOP 10 COUNTRIES AS OF 2/28/17 (%)

United Kingdom	18.0
China	10.2
Japan	9.6
Switzerland	6.1
France	6.0
Ireland	5.8
India	5.1
Taiwan	5.1
United States	4.9
South Korea	4.2
TOTAL	75.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       6

Largan posted strong results, supporting investor confidence in positive trends surrounding the growing use of dual cameras in smartphones, starting with Apple's latest iPhone. Largan ranks highly among peers as a stock with high-quality characteristics, with strong free cash flow margins, a good growth trajectory driven by multi-year product cycles, and attractive upside to our estimate of its fair value.

Other positions that contributed significantly to relative performance were Broadcom, Ltd., a developer of semiconductor technologies, New Oriental Education & Technology Group, Inc., a provider of private education in China, Partners Group Holding AG (Switzerland), a private markets investment manager, and AAC Technologies Holdings, Inc., a designer and manufacturer of acoustic components found in electronic devices.

How was the fund positioned at the end of the period?

From a sector standpoint, our bottom-up stock selection process resulted in the fund's overweights in information technology and financials. The most significant underweights were in consumer staples, healthcare, energy, and materials.

From a geographic perspective, the fund ended the period most overweight in emerging markets, particularly China, Taiwan, and India, where we saw the potential for strong economic growth. The fund remained underweight in Japan, where regulatory and demographic issues continued to constrain growth. In Europe, the fund was overweight in the United Kingdom and underweight in Germany, Switzerland, and Sweden.

MANAGED BY

John A. Boselli, CFA On the fund since 2014 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	4.13	6.96	2.82	39.97	32.06
Class B	3.88	6.95	2.58	39.96	28.96
Class C	7.85	7.27	2.57	42.02	28.88
Class I1	9.96	8.42	3.74	49.78	44.43
Class R2[1,2]	9.54	8.00	3.32	46.95	38.66
Class R4[1,2]	9.81	8.11	3.37	47.67	39.34
Class R6[1,2]	10.08	8.24	3.44	48.59	40.21
Class 1[1]	10.04	8.50	3.80	50.36	45.20
Class NAV[1,2]	10.10	8.21	3.42	48.39	40.01
Index 1†	15.09	4.45	2.36	24.33	26.32
Index 2†	16.31	5.63	1.50	31.53	16.11

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6	Class 1	Class NAV
Gross (%)	1.37	2.07	2.07	1.05	1.46	1.31	0.96	0.99	0.94
Net (%)	1.35	2.05	2.05	1.05	1.45	1.20	0.94	0.99	0.94

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI AC World ex-USA Growth Index; Index 2 is the MSCI EAFE Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	2-28-07	12,896	12,896	12,632	11,611
Class C3	2-28-07	12,888	12,888	12,632	11,611
Class I1	2-28-07	14,443	14,443	12,632	11,611
Class R2[1,2]	2-28-07	13,866	13,866	12,632	11,611
Class R4[1,2]	2-28-07	13,934	13,934	12,632	11,611
Class R6[1,2]	2-28-07	14,021	14,021	12,632	11,611
Class 1[1]	2-28-07	14,520	14,520	12,632	11,611
Class NAV[1,2]	2-28-07	14,001	14,001	12,632	11,611

The MSCI AC World ex-USA Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Class NAV shares were first offered on 6-2-15. The returns prior to these dates are those of Class A shares and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on September 1, 2016, with the same investment held until February 28, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on September 1, 2016, with the same investment held until February 28, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 9-1-2016	Ending value on 2-28-2017	Expenses paid during period ended 2-28-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$994.80	$6.48	1.31%
	Hypothetical example for comparison purposes	1,000.00	1,018.30	6.56	1.31%
Class B	Actual expenses/actual returns	1,000.00	991.20	9.92	2.01%
	Hypothetical example for comparison purposes	1,000.00	1,014.80	10.04	2.01%
Class C	Actual expenses/actual returns	1,000.00	991.20	9.97	2.02%
	Hypothetical example for comparison purposes	1,000.00	1,014.80	10.09	2.02%
Class I	Actual expenses/actual returns	1,000.00	996.20	5.00	1.01%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.06	1.01%
Class R2	Actual expenses/actual returns	1,000.00	994.10	7.02	1.42%
	Hypothetical example for comparison purposes	1,000.00	1,017.80	7.10	1.42%
Class R4	Actual expenses/actual returns	1,000.00	995.70	5.69	1.15%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	5.76	1.15%
Class R6	Actual expenses/actual returns	1,000.00	996.80	4.41	0.89%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.46	0.89%
Class 1	Actual expenses/actual returns	1,000.00	996.40	4.65	0.94%
	Hypothetical example for comparison purposes	1,000.00	1,020.10	4.71	0.94%
Class NAV	Actual expenses/actual returns	1,000.00	996.90	4.56	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.61	0.92%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       11

Fund's investments

As of 2-28-17
	Shares	Value
Common stocks 96.4%		$3,762,327,878
(Cost $3,470,985,633)
Australia 2.5%		97,411,479
Amcor, Ltd.	3,713,787	39,972,345
BHP Billiton PLC	3,563,680	57,439,134
Belgium 1.3%		49,669,635
UCB SA	697,938	49,669,635
Canada 3.6%		140,745,428
Canadian Imperial Bank of Commerce	576,450	50,609,723
Magna International, Inc.	878,305	37,553,788
The Bank of Nova Scotia	906,533	52,581,917
China 10.2%		397,429,627
AAC Technologies Holdings, Inc.	6,081,587	63,978,308
Alibaba Group Holding, Ltd., ADR (I)	1,069,208	110,021,503
NetEase, Inc., ADR	197,965	60,391,203
New Oriental Education & Technology Group, Inc., ADR (I)	873,410	42,281,778
Tencent Holdings, Ltd.	4,550,514	120,756,835
Denmark 3.0%		116,109,681
DSV A/S	1,271,534	62,520,105
Pandora A/S	470,803	53,589,576
France 6.0%		234,033,313
AXA SA	1,494,372	35,294,122
BNP Paribas SA	858,665	50,240,905
Edenred	2,283,400	51,690,043
Legrand SA	794,204	44,843,916
Sodexo SA (L)	473,496	51,964,327
Germany 2.2%		88,054,408
Merck KGaA	411,229	44,896,262
United Internet AG	1,048,468	43,158,146
Hong Kong 2.9%		113,202,626
AIA Group, Ltd.	11,222,571	70,836,279
Guangdong Investment, Ltd.	31,098,002	42,366,347
India 5.1%		198,782,686
HDFC Bank, Ltd.	2,169,343	46,788,043
ICICI Bank, Ltd.	10,000,134	41,237,430
Maruti Suzuki India, Ltd.	691,228	61,329,853
UPL, Ltd.	4,611,468	49,427,360

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       12

	Shares	Value
Indonesia 2.6%		$101,354,608
Bank Central Asia Tbk PT	39,306,867	45,459,728
Telekomunikasi Indonesia Persero Tbk PT	194,680,851	55,894,880
Ireland 5.8%		226,079,158
Accenture PLC, Class A	316,501	38,771,373
Experian PLC	3,409,637	67,544,873
ICON PLC (I)	759,794	63,647,943
Medtronic PLC	693,548	56,114,969
Japan 9.6%		376,335,042
Bandai Namco Holdings, Inc.	1,427,240	41,113,201
Daito Trust Construction Company, Ltd.	285,290	39,911,527
KDDI Corp.	2,368,154	61,885,837
Keyence Corp.	156,208	60,402,769
NTT DOCOMO, Inc.	2,176,277	51,703,876
Recruit Holdings Company, Ltd.	1,296,155	63,613,078
SMC Corp.	203,890	57,704,754
Netherlands 1.5%		58,483,486
Koninklijke Ahold Delhaize NV	2,747,365	58,483,486
Norway 1.3%		49,234,011
DNB ASA	3,002,882	49,234,011
South Korea 4.2%		165,173,173
NAVER Corp.	74,905	51,355,302
Samsung Electronics Company, Ltd.	66,974	113,817,871
Spain 1.5%		60,127,006
Industria de Diseno Textil SA	1,876,277	60,127,006
Switzerland 6.1%		238,363,844
Julius Baer Group, Ltd. (I)	1,112,656	54,417,476
Partners Group Holding AG	125,506	65,653,676
Temenos Group AG	770,712	59,608,358
Zurich Insurance Group AG	212,645	58,684,334
Taiwan 5.1%		197,436,670
Largan Precision Company, Ltd.	464,712	68,969,284
Taiwan Semiconductor Manufacturing Company, Ltd.	20,969,008	128,467,386
United Kingdom 18.0%		702,908,477
BAE Systems PLC	7,543,587	59,055,254
British American Tobacco PLC	1,896,288	119,778,051
Compass Group PLC	3,482,528	64,698,222
IHS Markit, Ltd. (I)	1,084,041	43,144,832
Just Eat PLC (I)	7,706,983	47,799,019
Reckitt Benckiser Group PLC	740,815	67,265,678

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       13

			Shares	Value
United Kingdom (continued)
	Rio Tinto PLC		1,114,061	$45,661,070
	Spectris PLC		1,268,270	38,218,322
	UBM PLC		6,373,687	58,969,653
	Unilever NV		2,258,493	106,912,846
	Worldpay Group PLC (S)		15,267,540	51,405,530
United States 3.9%				151,393,520
	Allergan PLC		163,832	40,109,350
	Broadcom, Ltd.		322,589	68,043,697
	Eaton Corp. PLC		600,729	43,240,473
Preferred securities 1.3%				$50,171,855
(Cost $51,878,850)
Brazil 1.3%				50,171,855
	Itau Unibanco Holding SA		3,917,900	50,171,855
	Yield (%)		Shares	Value
Securities lending collateral 1.0%				$39,937,407
(Cost $39,935,034)
John Hancock Collateral Trust (W)	0.8372(Y	)	3,990,907	39,937,407
Total investments (Cost $3,562,799,517)† 98.7%				$3,852,437,140
Other assets and liabilities, net 1.3%				$49,303,249
Total net assets 100.0%				$3,901,740,389

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 2-28-17.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 2-28-17.
†	At 2-28-17, the aggregate cost of investment securities for federal income tax purposes was $3,571,764,794. Net unrealized appreciation aggregated to $280,672,346, of which $333,822,937 related to appreciated investment securities and $53,150,591 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 2-28-17

Assets
Unaffiliated investments, at value (Cost $3,522,864,483) including $38,033,523 of securities loaned	$3,812,499,733
Affiliated investments, at value (Cost $39,935,034)	39,937,407
Total investments, at value (Cost $3,562,799,517)	3,852,437,140
Cash	65,384,685
Foreign currency, at value (Cost $13,018,372)	13,018,384
Receivable for investments sold	250,590
Receivable for fund shares sold	28,421,371
Dividends and interest receivable	6,851,860
Receivable for securities lending income	91,162
Other receivables and prepaid expenses	131,530
Total assets	3,966,586,722
Liabilities
Foreign capital gains tax payable	1,113,570
Payable for investments purchased	18,370,029
Payable for fund shares repurchased	4,545,473
Payable upon return of securities loaned	39,937,705
Payable to affiliates
Accounting and legal services fees	116,830
Transfer agent fees	256,039
Distribution and service fees	4,982
Trustees' fees	904
Other liabilities and accrued expenses	500,801
Total liabilities	64,846,333
Net assets	$3,901,740,389
Net assets consist of
Paid-in capital	$3,853,223,056
Accumulated distributions in excess of net investment income	(1,461,881)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(238,545,282)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	288,524,496
Net assets	$3,901,740,389

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($426,683,809 ÷ 19,675,317 shares)[1]	$21.69
Class B ($1,508,521 ÷ 70,325 shares)[1]	$21.45
Class C ($145,090,949 ÷ 6,778,892 shares)[1]	$21.40
Class I ($2,379,826,110 ÷ 109,571,859 shares)	$21.72
Class R2 ($11,997,226 ÷ 552,678 shares)	$21.71
Class R4 ($4,804,074 ÷ 221,190 shares)	$21.72
Class R6 ($18,043,888 ÷ 830,298 shares)	$21.73
Class 1 ($49,916,564 ÷ 2,299,297 shares)	$21.71
Class NAV ($863,869,248 ÷ 39,795,499 shares)	$21.71
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$22.83

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       16

STATEMENT OF OPERATIONS   For the year ended 2-28-17

Investment income
Dividends	$58,297,153
Securities lending	381,097
Less foreign taxes withheld	(4,539,884)
Total investment income	54,138,366
Expenses
Investment management fees	22,565,283
Distribution and service fees	3,555,283
Accounting and legal services fees	400,817
Transfer agent fees	2,918,042
Trustees' fees	39,378
State registration fees	288,329
Printing and postage	246,921
Professional fees	200,564
Custodian fees	851,935
Other	35,589
Total expenses	31,102,141
Less expense reductions	(214,579)
Net expenses	30,887,562
Net investment income	23,250,804
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(148,417,326)
Affiliated investments	4,885
(148,412,441)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	353,312,920
Affiliated investments	1,166
353,314,086
Net realized and unrealized gain	204,901,645
Increase in net assets from operations	$228,152,449

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 2-28-17	Year ended 2-29-16
Increase (decrease) in net assets
From operations
Net investment income	$23,250,804	$7,154,431
Net realized loss	(148,412,441)	(90,878,974)
Change in net unrealized appreciation (depreciation)	353,314,086	(85,973,533)
Increase (decrease) in net assets resulting from operations	228,152,449	(169,698,076)
Distributions to shareholders
From net investment income
Class A	(4,015,960)	(818,693)
Class I	(16,927,587)	(4,166,349)
Class R2	(51,219)	—
Class R4	(21,812)	(3,401)
Class R6	(402,651)	(8,167)
Class 1	(457,163)	(188,512)
Class NAV	(2,999,617)	(514,934)
Total distributions	(24,876,009)	(5,700,056)
From fund share transactions	1,668,056,731	1,878,340,204
Total increase	1,871,333,171	1,702,942,072
Net assets
Beginning of year	2,030,407,218	327,465,146
End of year	$3,901,740,389	$2,030,407,218
Undistributed (accumulated distributions in excess of) net investment income	($1,461,881)	$1,301,675

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       18

Financial highlights

Class A Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$19.90	$21.64	$24.60	$21.28	$19.98
Net investment income[1]	0.17	0.10	0.24	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.75	(1.81)	0.83	3.94	2.65
Total from investment operations	1.92	(1.71)	1.07	4.19	2.88
Less distributions
From net investment income	(0.13)	(0.03)	(0.47)	(0.15)	(0.42)
From net realized gain	—	—	(3.56)	(0.72)	(1.16)
Total distributions	(0.13)	(0.03)	(4.03)	(0.87)	(1.58)
Net asset value, end of period	$21.69	$19.90	$21.64	$24.60	$21.28
Total return (%)[2,3]	9.62	(7.86)	5.91	19.95	14.82
Ratios and supplemental data
Net assets, end of period (in millions)	$427	$615	$140	$130	$73
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.38	1.53	1.56	1.68
Expenses including reductions	1.32	1.37	1.52	1.55	1.60
Net investment income	0.79	0.48	1.02	1.09	1.13
Portfolio turnover (%)	94	82	204	42	61

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       19

Class B Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$19.70	$21.55	$24.50	$21.22	$19.94
Net investment income[1]	0.04	0.02	— [2]	0.10	0.10
Net realized and unrealized gain (loss) on investments	1.71	(1.87)	0.88	3.90	2.62
Total from investment operations	1.75	(1.85)	0.88	4.00	2.72
Less distributions
From net investment income	—	—	(0.27)	—	(0.28)
From net realized gain	—	—	(3.56)	(0.72)	(1.16)
Total distributions	—	—	(3.83)	(0.72)	(1.44)
Net asset value, end of period	$21.45	$19.70	$21.55	$24.50	$21.22
Total return (%)[3,4]	8.88	(8.58)	5.07	19.07	14.00
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	2.32	3.18	3.29	3.92
Expenses including reductions	2.02	2.12	2.34	2.30	2.30
Net investment income	0.19	0.07	— [5]	0.46	0.47
Portfolio turnover (%)	94	82	204	42	61

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       20

Class C Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$19.66	$21.49	$24.45	$21.18	$19.91
Net investment income (loss)[1]	0.01	(0.07)	(0.03)	0.07	0.10
Net realized and unrealized gain (loss) on investments	1.73	(1.76)	0.92	3.92	2.61
Total from investment operations	1.74	(1.83)	0.89	3.99	2.71
Less distributions
From net investment income	—	—	(0.29)	—	(0.28)
From net realized gain	—	—	(3.56)	(0.72)	(1.16)
Total distributions	—	—	(3.85)	(0.72)	(1.44)
Net asset value, end of period	$21.40	$19.66	$21.49	$24.45	$21.18
Total return (%)[2,3]	8.85	(8.52)	5.11	19.05	13.97
Ratios and supplemental data
Net assets, end of period (in millions)	$145	$113	$13	$7	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	2.08	2.40	2.62	3.32
Expenses including reductions	2.02	2.07	2.30	2.30	2.30
Net investment income (loss)	0.03	(0.33)	(0.11)	0.32	0.48
Portfolio turnover (%)	94	82	204	42	61

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       21

Class I Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$19.94	$21.67	$24.62	$21.31	$20.01
Net investment income[1]	0.20	0.16	0.35	0.31	0.43
Net realized and unrealized gain (loss) on investments	1.77	(1.80)	0.81	3.95	2.53
Total from investment operations	1.97	(1.64)	1.16	4.26	2.96
Less distributions
From net investment income	(0.19)	(0.09)	(0.55)	(0.23)	(0.50)
From net realized gain	—	—	(3.56)	(0.72)	(1.16)
Total distributions	(0.19)	(0.09)	(4.11)	(0.95)	(1.66)
Net asset value, end of period	$21.72	$19.94	$21.67	$24.62	$21.31
Total return (%)[2]	9.96	(7.59)	6.33	20.31	15.23
Ratios and supplemental data
Net assets, end of period (in millions)	$2,380	$1,168	$152	$290	$79
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.06	1.19	1.21	1.27
Expenses including reductions	1.01	1.06	1.18	1.21	1.25
Net investment income	0.94	0.73	1.46	1.33	2.09
Portfolio turnover (%)	94	82	204	42	61

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       22

Class R2 Shares Period ended	2-28-17	2-29-16	[1]
Per share operating performance
Net asset value, beginning of period	$19.92	$21.46
Net investment income (loss)[2]	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	1.91	(1.56)
Total from investment operations	1.89	(1.54)
Less distributions
From net investment income	(0.10)	—
Total distributions	(0.10)	—
Net asset value, end of period	$21.71	$19.92
Total return (%)[3]	9.54	(7.18	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	1.90	[5]
Expenses including reductions	1.42	1.52	[5]
Net investment income (loss)	(0.08)	0.11	[5]
Portfolio turnover (%)	94	82	[6]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       23

Class R4 Shares Period ended	2-28-17	2-29-16	[1]
Per share operating performance
Net asset value, beginning of period	$19.94	$21.46
Net investment income[2]	0.19	0.05
Net realized and unrealized gain (loss) on investments	1.75	(1.54)
Total from investment operations	1.94	(1.49)
Less distributions
From net investment income	(0.16)	(0.03)
Total distributions	(0.16)	(0.03)
Net asset value, end of period	$21.72	$19.94
Total return (%)[3]	9.81	(6.95	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.66	[5]
Expenses including reductions	1.14	1.24	[5]
Net investment income	0.88	0.24	[5]
Portfolio turnover (%)	94	82	[6]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       24

Class R6 Shares Period ended	2-28-17	2-29-16	[1]
Per share operating performance
Net asset value, beginning of period	$19.95	$21.46
Net investment income[2]	0.20	0.12
Net realized and unrealized gain (loss) on investments	1.79	(1.53)
Total from investment operations	1.99	(1.41)
Less distributions
From net investment income	(0.21)	(0.10)
Total distributions	(0.21)	(0.10)
Net asset value, end of period	$21.73	$19.95
Total return (%)[3]	10.08	(6.59	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	1.37	[5]
Expenses including reductions	0.90	0.95	[5]
Net investment income	0.95	0.60	[5]
Portfolio turnover (%)	94	82	[6]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       25

Class 1 Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$19.93	$21.65	$24.61	$21.30	$20.00
Net investment income[1]	0.23	0.23	0.28	0.37	0.34
Net realized and unrealized gain (loss) on investments	1.76	(1.84)	0.90	3.92	2.63
Total from investment operations	1.99	(1.61)	1.18	4.29	2.97
Less distributions
From net investment income	(0.21)	(0.11)	(0.58)	(0.26)	(0.51)
From net realized gain	—	—	(3.56)	(0.72)	(1.16)
Total distributions	(0.21)	(0.11)	(4.14)	(0.98)	(1.67)
Net asset value, end of period	$21.71	$19.93	$21.65	$24.61	$21.30
Total return (%)[2]	10.04	(7.49)	6.39	20.43	15.29
Ratios and supplemental data
Net assets, end of period (in millions)	$50	$39	$20	$16	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	1.00	1.10	1.12	1.19
Expenses including reductions	0.94	0.99	1.09	1.12	1.15
Net investment income	1.09	1.06	1.18	1.59	1.68
Portfolio turnover (%)	94	82	204	42	61

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       26

Class NAV Shares Period ended	2-28-17	2-29-16	[1]
Per share operating performance
Net asset value, beginning of period	$19.93	$22.66
Net investment income[2]	0.19	0.11
Net realized and unrealized gain (loss) on investments	1.81	(2.72)
Total from investment operations	2.00	(2.61)
Less distributions
From net investment income	(0.22)	(0.12)
Total distributions	(0.22)	(0.12)
Net asset value, end of period	$21.71	$19.93
Total return (%)[3]	10.10	(11.57	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$864	$86
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.94	[5]
Expenses including reductions	0.90	0.93	[5]
Net investment income	0.91	0.69	[5]
Portfolio turnover (%)	94	82	[6]

1	The inception date for Class NAV shares is 6-2-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       27

Notes to financial statements

Note 1 — Organization

John Hancock International Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return primarily through capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       28

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of February 28, 2017, by major security category or type:

	Total value at 2-28-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$97,411,479	—	$97,411,479	—
Belgium	49,669,635	—	49,669,635	—
Canada	140,745,428	$140,745,428	—	—
China	397,429,627	212,694,484	184,735,143	—
Denmark	116,109,681	—	116,109,681	—
France	234,033,313	—	234,033,313	—
Germany	88,054,408	—	88,054,408	—
Hong Kong	113,202,626	—	113,202,626	—
India	198,782,686	—	198,782,686	—
Indonesia	101,354,608	—	101,354,608	—
Ireland	226,079,158	158,534,285	67,544,873	—
Japan	376,335,042	—	376,335,042	—
Netherlands	58,483,486	—	58,483,486	—
Norway	49,234,011	—	49,234,011	—
South Korea	165,173,173	—	165,173,173	—
Spain	60,127,006	—	60,127,006	—
Switzerland	238,363,844	—	238,363,844	—
Taiwan	197,436,670	—	197,436,670	—
United Kingdom	702,908,477	43,144,832	659,763,645	—
United States	151,393,520	151,393,520	—	—
Preferred securities	50,171,855	—	50,171,855	—
Securities lending collateral	39,937,407	39,937,407	—	—
Total investments in securities	$3,852,437,140	$746,449,956	$3,105,987,184	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       29

Hancock Collateral Trust (JHCT), an affiliate of the fund which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of February 28, 2017, the fund loaned common stocks valued at $38,033,523 and received $39,937,705 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended February 28, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended February 28, 2017 were $8,470.

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Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of February 28, 2017, the fund has a short-term capital loss carryforward of $205,495,812 and a long-term capital loss carryforward of $24,084,193 available to offset future net realized capital gains. These carryforwards do not expire. Qualified late year ordinary losses of $1,478,769 are being deferred and are treated as occurring on March 1, 2017, the first day of the fund's next taxable year.

As of February 28, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually. The tax character of distributions for the years ended February 28, 2017 and February 29, 2016 was as follows:

	February 28, 2017	February 29, 2016
Ordinary income	$24,876,009	$5,700,056

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at February 28, 2017.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 0.900% of the first $500 million of the

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       31

fund's aggregate average daily net assets (together with the assets of any other applicable fund identified in the advisory agreement); (b) 0.850% of the next $500 million of the fund's aggregate average daily net assets, and (c) 0.800% of the fund's aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended February 28, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund. This agreement excludes taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fees and expenses paid indirectly and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.35%, 2.05%, 2.05%, 1.05%, 1.45%, and 1.20% of average net assets for Class A, Class B, Class C, Class I, Class R2, and Class R4, respectively. The current expense limitation agreement will remain in effect through June 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to June 30, 2016, Class 1 shares had fee waivers and/or reimbursements such that the expenses would not exceed 1.15% of average net assets.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The expense limitation expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to the following for the year ended February 28, 2017:

Class	Expense reductions	Class	Expense reductions
Class A	$51,582	Class R4	$234
Class B	133	Class R6	8,280
Class C	10,627	Class 1	3,420
Class I	124,606	Class NAV	12,185
Class R2	406	Total	$211,473

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended February 28, 2017, were equivalent to a net annual effective rate of 0.82% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended February 28, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       32

following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class 1	0.05%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $3,106 for Class R4 shares for the year ended February 28, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,662,202 for the year ended February 28, 2017. Of this amount, $279,738 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,379,150 was paid as sales commissions to broker-dealers and $3,314 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended February 28, 2017 CDSCs received by the Distributor amounted to $2,374, $3,402 and $56,551 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended February 28, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,065,697	$862,719
Class B	17,794	2,236
Class C	1,412,140	176,673
Class I	—	1,869,385
Class R2	26,688	845
Class R4	10,251	517
Class R6	—	5,667
Class 1	22,713	—
Total	$3,555,283	$2,918,042

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended February 28, 2017 and February 29, 2016 were as follows:

		Year ended 2-28-17		Year ended 2-29-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	16,001,157	$339,897,058	30,296,417	$652,123,320
Distributions reinvested	196,175	3,966,659	37,422	806,063
Repurchased	(27,443,668)	(587,270,568)	(5,892,970)	(123,829,522)
Net increase (decrease)	(11,246,336)	($243,406,851)	24,440,869	$529,099,861
Class B shares
Sold	6,462	$132,615	43,893	$950,453
Repurchased	(37,113)	(782,533)	(23,186)	(489,433)
Net increase (decrease)	(30,651)	($649,918)	20,707	$461,020
Class C shares
Sold	3,157,986	$66,136,615	5,682,409	$121,374,986
Repurchased	(2,147,869)	(44,798,519)	(535,075)	(11,149,899)
Net increase	1,010,117	$21,338,096	5,147,334	$110,225,087
Class I shares
Sold	90,657,790	$1,938,510,713	65,900,813	$1,417,620,775
Distributions reinvested	704,235	14,253,717	160,677	3,464,207
Repurchased	(40,391,991)	(855,244,453)	(14,492,634)	(309,958,268)
Net increase	50,970,034	$1,097,519,977	51,568,856	$1,111,126,714
Class R2 shares[1]
Sold	562,895	$12,363,392	67,764	$1,480,916
Distributions reinvested	2,087	42,253	—	—
Repurchased	(76,255)	(1,618,262)	(3,813)	(81,033)
Net increase	488,727	$10,787,383	63,951	$1,399,883
Class R4 shares[1]
Sold	121,641	$2,513,391	152,395	$3,282,916
Distributions reinvested	1,077	21,812	151	3,252
Repurchased	(39,004)	(826,106)	(15,070)	(313,187)
Net increase	83,714	$1,709,097	137,476	$2,972,981
Class R6 shares[1]
Sold	2,241,015	$47,393,271	123,984	$2,660,310
Distributions reinvested	19,894	402,651	356	7,688
Repurchased	(1,553,248)	(33,698,306)	(1,703)	(34,471)
Net increase	707,661	$14,097,616	122,637	$2,633,527

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		Year ended 2-28-17		Year ended 2-29-16
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	677,086	$14,407,914	1,191,160	$25,899,826
Distributions reinvested	22,598	457,163	8,748	188,512
Repurchased	(345,698)	(7,385,847)	(168,568)	(3,618,687)
Net increase	353,986	$7,479,230	1,031,340	$22,469,651
Class NAV shares[2]
Sold	36,007,828	$770,657,902	4,844,041	$109,195,857
Distributions reinvested	148,349	2,999,617	23,895	514,934
Repurchased	(672,404)	(14,475,418)	(556,210)	(11,759,311)
Net increase	35,483,773	$759,182,101	4,311,726	$97,951,480
Total net increase	77,821,025	$1,668,056,731	86,844,896	$1,878,340,204

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

2 The inception date for Class NAV shares is 6-2-15.

Affiliates of the fund owned 100% of shares of the fund of Class 1 and Class NAV on February 28, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $4,167,729,706 and $2,523,199,721, respectively, for the year ended February 28, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At February 28, 2017, funds within the John Hancock group of funds complex held 19.6% of the fund's net assets. The following affiliated fund owned 5% or more of the fund's net assets: John Hancock Funds II Multimanager Lifestyle Growth Portfolio - 5.5%.

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Growth Fund (the "Fund") as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, transfer agents, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended February 28, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $52,871,692. The fund intends to pass through foreign tax credits of $3,757,360.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	229

Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	229
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	229
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	229
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	229
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	229
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	229
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	229

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2006	229
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	229
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	229
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	229
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	229
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       41

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank. N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF355085	87A 2/17 4/17

John Hancock

Global Shareholder Yield Fund

Annual report 2/28/17

A message to shareholders

Dear shareholder,

After several episodes of volatility in the first half of 2016, international equity indexes exhibited mostly positive momentum in recent months as economic trends improved overseas, especially in Europe. Despite an initial pullback following the November 2016 election of U.S. President Donald Trump, most international stocks rallied in January and February 2017, following closely on the heels of U.S. equity indexes' postelection gains.

Yet there are still challenges at hand. Of note, several European countries will hold elections this year that may ultimately determine the fate of the European Union. Coupled with the near certainty of additional interest-rate increases here in the United States, advisors and investors are rightly concerned about the potential for lackluster fixed-income markets in the coming months; although equity markets may be supported by positive company dynamics.

Since the end of the reporting period, the failure of the Trump administration to replace the Affordable Care Act, among other missteps, has been somewhat beneficial for bonds and somewhat problematic for equities. One of your best resources for dealing with market uncertainty is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Shareholder Yield Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
35	Auditor's report
36	Tax information
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income as its primary objective. Capital appreciation is a secondary investment objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/17 (%)

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities rallied

Global equity markets posted double-digit gains in percentage terms as increased economic stimulus measures, improvement in the U.S. economy, and a transition in U.S. political leadership provided catalysts for robust stock market gains.

The fund underperformed its benchmark

The fund posted a positive overall return, but it trailed the performance of its benchmark, the MSCI World Index, by a wide margin primarily due to sector allocations.

Overweights in selected sectors weighed on relative performance

The fund's overweights in the telecommunication services and utilities sectors detracted from performance, as they both underperformed.

SECTOR COMPOSITION AS OF 2/28/17 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities include a higher risk of default. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Manager Eric L. Sappenfield, Epoch Investment Partners, Inc.

Eric L. Sappenfield
Portfolio Manager
Epoch Investment Partners, Inc.

Can you describe the market environment during the 12 months ended February 28, 2017 and the factors that drove the nearly 22% return for the fund's benchmark, the MSCI World Index?

Global stocks posted strong gains during an eventful 12-month period. Several themes influenced markets to varying degrees: volatile oil prices, an economic slowdown in China, and the United Kingdom's approval of a referendum to exit the European Union (Brexit). In the United States, modest economic improvement, incrementally tighter monetary policy, and an unexpected outcome in the presidential election were notable factors.

Partial recoveries from a steep decline in the prices of oil and other commodities provided a positive catalyst for global stocks. During the early months of the period, worries about the slowdown in China's growth and its impact on global commodities weighed on stocks. These concerns eased somewhat, and accommodative monetary policies from the U.S. Federal Reserve (Fed) and the European Central Bank provided support for strong equity market gains leading up to Brexit in June. The referendum's outcome resulted in a brief episode of volatility and relative outperformance by stocks with high-quality characteristics.

Subsequent moves by the United Kingdom and other key non-U.S. markets to implement fresh rounds of fiscal stimulus contributed to a shift in investor sentiment favoring cyclical stocks and sectors—those most sensitive to changes in economic trends. The U.S. presidential election victory of Donald Trump in November fueled rising optimism about U.S. economic growth, tied to expectations that his administration would reduce tax rates, ease regulations, and boost infrastructure spending. The Fed increased interest rates in December in response to positive economic momentum and approved another rate hike in mid-March, following the end of the period.

How did this environment affect fund performance?

Although the fund generated a double-digit return on an absolute basis, performance trailed the benchmark by a wide margin. This underperformance was primarily a result of the fund's allocations at the sector level, which were an outcome of our fundamental, bottom-up investment process. Much of the fund's underperformance came in the latter months of the period, when investor

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       4

"Much of the fund's underperformance came in the latter months of the period, when investor sentiment shifted toward cyclical and lower-quality stocks."
sentiment shifted toward cyclical and lower-quality stocks. Generally, these stocks do not possess the characteristics that our strategy emphasizes, such as consistent growth of free cash flow (revenue available to distribute to shareholders or reinvest after current capital expenditures and tax obligations have been met), strong fundamentals, and solid business models.

Another factor that had a negative impact on relative performance was the renewed concern among U.S. investors about prospects for higher interest rates. This factor weighed on the fund's traditional yield-oriented exposures, such as its overweight in utilities and telecommunication services; these sectors are more rate sensitive than others and underperformed.

Despite the fund's relative underperformance, holdings continued to capture returns from cash dividends generated by a diversified portfolio of high-quality companies, while also benefiting from share buybacks and debt reduction efforts.

At the sector level, what had the most significant impact on relative performance?

The fund's overweights in telecommunication services and utilities were the most significant detractors, as these sectors underperformed. An underweight in financials also had a negative impact, as the sector outperformed amid expectations of rising interest rates. Our stock selection in financials also weighed on relative results.

On the positive side, the fund's sector positioning in healthcare and consumer discretionary had a positive impact, as did stock selection in consumer staples.

TOP 10 HOLDINGS AS OF 2/28/17 (%)

Welltower, Inc.	1.8
PPL Corp.	1.8
Philip Morris International, Inc.	1.7
Vodafone Group PLC	1.7
Reynolds American, Inc.	1.6
BCE, Inc.	1.6
AT&T, Inc.	1.6
Verizon Communications, Inc.	1.6
National Grid PLC	1.6
Muenchener Rueckversicherungs-Gesellschaft AG	1.6
TOTAL	16.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       5

"It remains to be seen how the actual Brexit process will play out, and the rise of populist parties in key European countries presents challenges on the policy front."

What were the key drivers of relative performance at the individual security level?

The position that had the most significant negative impact was U.S.-based CoreCivic, Inc., which changed its name during the period from Corrections Corp. of America as part of a rebranding initiative. The firm is a real estate investment trust that owns and operates privatized correctional and detention facilities. Its shares fell as the U.S. Department of Justice announced its intention to reduce, and eventually eliminate, the use of private prison facilities. We sold the fund's position during the period as our confidence in the sustainability of CoreCivic's dividend waned. Following our exit, CoreCivic announced a dividend reduction.

Other positions that significantly weighed on relative performance were U.K.-based mobile communications provider Vodafone Group PLC, hard disk drive manufacturer Seagate Technology PLC, and two Italian utility firms, Snam SpA and Terna Rete Elettrica Nazionale SpA. We sold the fund's position in Seagate during the period as the visibility into its near-term cash generation significantly diminished.

The position that had the most positive impact on relative performance was Iron Mountain, Inc., a U.S.-based document management and storage company. The company completed its acquisition of competitor Recall Holdings, Ltd., which we believe will boost cash generation and support an increase in the pace of free cash flow growth.

Other positions that significantly contributed were tobacco companies Reynolds American, Inc. and

TOP 10 COUNTRIES AS OF 2/28/17 (%)

United States	46.4
United Kingdom	13.6
Germany	9.4
France	6.8
Canada	4.8
Switzerland	4.3
Australia	3.4
Norway	2.1
Italy	1.9
Netherlands	1.3
TOTAL	94.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       6

Philip Morris International, Inc., German technology services provider Siemens AG, and specialized semiconductor manufacturer Microchip Technology, Inc.

How did the fund's positioning change during the period, and how did this reflect on your outlook for global equities at the end of the period?

In our ongoing efforts to improve the fund's shareholder yield, we added nine new positions during the period and eliminated eight holdings. We believe companies that have the ability to generate cash flow and allocate that cash effectively will continue to provide attractive returns, even in this environment characterized by political uncertainty, and our outlook remains positive for cash returns to shareholders including dividends, as well as buybacks.

Although we remained moderately constructive on the outlook for U.S. equities at the end of the period, we expect that delivering significant tax reform, deregulation, and infrastructure spending is likely to prove more challenging than optimists envision. The Trump administration has indicated that it may pursue certain protectionist trade policies. We believe that the market continues to pay insufficient attention to the ramifications of such policies. In addition, we foresee many events across Europe that could cause concern. It remains to be seen how the actual Brexit process will play out, and the rise of populist parties in key European countries presents challenges on the policy front.

MANAGED BY

Eric L. Sappenfield On the fund since inception Investing since 1986
William W. Priest, CFA On the fund since inception Investing since 1965
John Tobin, Ph.D., CFA On the fund since 2014 Investing since 1981
Kera Van Valen, CFA On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Eric L. Sappenfield, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2017

Average annual total returns (%) with maximum sales charge						Cumulative total returns (%) with maximum sales charge				SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception		as of 2-28-17	as of 2-28-17
Class A	6.60	6.53	4.51	—		37.20	55.41	—		2.23	2.22
Class B	6.42	6.53	4.30	—		37.20	52.32	—		1.63	1.62
Class C	10.41	6.89	4.32	—		39.52	52.68	—		1.64	1.63
Class I2	12.51	7.99	5.47	—		46.87	70.40	—		2.73	2.72
Class R2[2,3]	12.04	7.51	4.25	—		43.63	51.68	—		2.26	2.26
Class R6[2,3]	12.66	8.08	5.50	—		47.51	70.81	—		2.79	2.78
Class NAV[2]	12.76	8.13	—	6.23	[4]	47.80	—	70.53	[4]	2.79	2.78
Index†	21.97	10.03	4.88	—		61.30	61.08	—		—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.29	1.99	1.99	0.97	1.38	0.88	0.86
Net (%)	1.09	1.84	1.84	0.84	1.24	0.74	0.86

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Shareholder Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B5	3-1-07	15,232	15,232	16,108
Class C5	3-1-07	15,268	15,268	16,108
Class I2	3-1-07	17,040	17,040	16,108
Class R2[2,3]	3-1-07	15,168	15,168	16,108
Class R6[2,3]	3-1-07	17,081	17,081	16,108
Class NAV[2]	4-28-08	17,053	17,053	15,388

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2 and Class R6 shares were first offered 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 and Class R6 shares, as applicable.
4	From 4-28-08.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on September 1, 2016, with the same investment held until February 28, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on September 1, 2016, with the same investment held until February 28, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 9-1-2016	Ending value on 2-28-2017	Expenses paid during period ended 2-28-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,028.70	$6.14	1.22%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.11	1.22%
Class B	Actual expenses/actual returns	1,000.00	1,025.00	9.69	1.93%
	Hypothetical example for comparison purposes	1,000.00	1,015.20	9.64	1.93%
Class C	Actual expenses/actual returns	1,000.00	1,025.00	9.69	1.93%
	Hypothetical example for comparison purposes	1,000.00	1,015.20	9.64	1.93%
Class I	Actual expenses/actual returns	1,000.00	1,030.20	4.63	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.61	0.92%
Class R2	Actual expenses/actual returns	1,000.00	1,028.10	6.64	1.32%
	Hypothetical example for comparison purposes	1,000.00	1,018.20	6.61	1.32%
Class R6	Actual expenses/actual returns	1,000.00	1,030.80	4.13	0.82%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.11	0.82%
Class NAV	Actual expenses/actual returns	1,000.00	1,030.80	4.13	0.82%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.11	0.82%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       11

Fund's investments

As of 2-28-17
	Shares	Value
Common stocks 97.6%		$2,242,988,196
(Cost $1,912,030,723)
Australia 3.4%		77,198,416
Commonwealth Bank of Australia	259,230	16,346,732
Sonic Healthcare, Ltd.	828,090	13,652,943
Telstra Corp., Ltd.	6,593,930	24,354,418
Westpac Banking Corp.	884,559	22,844,323
Canada 4.8%		110,727,651
Agrium, Inc.	144,450	13,953,870
BCE, Inc.	853,170	37,217,791
Rogers Communications, Inc., Class B	626,185	26,288,267
Royal Bank of Canada	240,470	17,467,660
TELUS Corp.	485,554	15,800,063
France 6.8%		157,244,728
AXA SA	914,200	21,591,603
Cie Generale des Etablissements Michelin	166,005	18,691,222
Sanofi	219,785	18,958,241
SCOR SE	455,720	16,474,851
TOTAL SA (L)	670,110	33,435,807
Unibail-Rodamco SE	141,241	32,183,854
Vinci SA	220,670	15,909,150
Germany 9.4%		216,210,021
Allianz SE	144,767	25,213,692
BASF SE	357,855	33,292,656
Daimler AG	366,075	26,594,260
Deutsche Post AG	942,266	32,292,723
Deutsche Telekom AG	1,720,579	29,709,826
Muenchener Rueckversicherungs-Gesellschaft AG	191,110	36,100,147
Siemens AG	253,896	33,006,717
Italy 1.9%		42,385,096
Snam SpA	2,832,200	11,278,224
Terna Rete Elettrica Nazionale SpA	6,718,610	31,106,872
Netherlands 1.3%		30,445,679
Royal Dutch Shell PLC, ADR, Class A	586,735	30,445,679
Norway 2.1%		48,087,197
Orkla ASA	2,171,930	19,093,039
Statoil ASA (L)	1,644,480	28,994,158
Singapore 1.2%		27,742,334
Singapore Exchange, Ltd.	2,361,251	12,625,790

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       12

	Shares	Value
Singapore (continued)
Singapore Telecommunications, Ltd.	5,382,783	$15,116,544
Spain 0.6%		14,716,933
Gas Natural SDG SA	757,170	14,716,933
Sweden 0.7%		15,882,066
Svenska Handelsbanken AB, A Shares	1,143,857	15,882,066
Switzerland 4.3%		98,610,319
Nestle SA	326,353	24,084,257
Novartis AG	296,449	23,150,269
Roche Holding AG	102,306	24,901,742
Swisscom AG	60,143	26,474,051
Taiwan 1.1%		24,674,998
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	784,080	24,674,998
United Kingdom 13.6%		311,860,321
AstraZeneca PLC, ADR (L)	940,180	27,509,667
BAE Systems PLC	3,739,270	29,273,016
British American Tobacco PLC	518,566	32,754,952
Diageo PLC	591,200	16,668,789
GlaxoSmithKline PLC	1,547,510	31,666,543
Imperial Brands PLC	671,935	31,631,478
National Grid PLC	2,984,770	36,260,043
Sky PLC	1,996,156	24,711,247
SSE PLC	1,041,535	19,899,889
Unilever PLC	478,195	22,686,288
Vodafone Group PLC	15,492,305	38,798,409
United States 46.4%		1,067,202,437
AbbVie, Inc.	386,630	23,909,199
Altria Group, Inc.	477,325	35,761,189
Ameren Corp.	552,585	30,220,874
Arthur J. Gallagher & Company	255,680	14,560,976
AT&T, Inc.	878,140	36,697,471
Automatic Data Processing, Inc.	161,470	16,570,051
BlackRock, Inc.	40,405	15,655,321
CenturyLink, Inc. (L)	532,875	12,927,548
Cisco Systems, Inc.	775,993	26,523,441
CME Group, Inc.	184,800	22,445,808
Dominion Resources, Inc.	224,305	17,415,040
Duke Energy Corp.	405,661	33,487,316
Eaton Corp. PLC	268,200	19,305,036
Emerson Electric Company	303,220	18,223,522
Entergy Corp.	349,430	26,787,304
Enterprise Products Partners LP	836,170	23,437,845

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       13

			Shares	Value
United States (continued)
	Exxon Mobil Corp.		326,580	$26,557,486
	Iron Mountain, Inc. (L)		690,815	25,111,126
	Johnson & Johnson		132,785	16,227,655
	Kimberly-Clark Corp.		182,990	24,255,325
	Lockheed Martin Corp.		78,010	20,795,906
	McDonald's Corp.		189,444	24,182,527
	Merck & Company, Inc.		295,160	19,442,189
	Microchip Technology, Inc.		259,253	18,801,028
	Microsoft Corp.		270,040	17,277,159
	Occidental Petroleum Corp.		414,505	27,170,803
	People's United Financial, Inc. (L)		862,187	16,553,990
	PepsiCo, Inc.		137,280	15,152,966
	Pfizer, Inc.		410,010	13,989,541
	Philip Morris International, Inc.		358,945	39,250,636
	PPL Corp.		1,109,720	40,926,474
	QUALCOMM, Inc.		579,020	32,703,050
	Regal Entertainment Group, Class A (L)		814,630	17,579,715
	Reynolds American, Inc.		614,486	37,833,903
	Texas Instruments, Inc.		253,342	19,411,064
	The Coca-Cola Company		305,020	12,798,639
	The Dow Chemical Company		402,150	25,037,859
	The Procter & Gamble Company		206,295	18,787,286
	The Southern Company		369,650	18,785,613
	United Parcel Service, Inc., Class B		215,471	22,788,213
	Verizon Communications, Inc.		733,894	36,423,159
	Waste Management, Inc.		267,360	19,602,835
	WEC Energy Group, Inc.		442,650	26,678,516
	Wells Fargo & Company		304,119	17,602,408
	Welltower, Inc.		590,330	41,547,425
	Yield (%)		Shares	Value
Securities lending collateral 5.6%				$128,435,133
(Cost $128,429,032)
John Hancock Collateral Trust (W)	0.8372(Y	)	12,834,401	128,435,133
Short-term investments 2.0%				$47,025,419
(Cost $47,025,419)
Money market funds 2.0%				47,025,419
Fidelity Institutional Money Market Government Portfolio, Institutional Class	0.4500(Y	)	47,025,419	47,025,419
Total investments (Cost $2,087,485,174)† 105.2%				$2,418,448,748
Other assets and liabilities, net (5.2%)				($119,083,624)
Total net assets 100.0%				$2,299,365,124

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       14

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipts
(L)	A portion of this security is on loan as of 2-28-17.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 2-28-17.
†	At 2-28-17, the aggregate cost of investment securities for federal income tax purposes was $2,085,298,477. Net unrealized appreciation aggregated to $333,150,271, of which $396,198,681 related to appreciated investment securities and $63,048,410 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 2-28-17

Assets
Unaffiliated investments, at value (Cost $1,959,056,142) including $124,014,316 of securities loaned	$2,290,013,615
Affiliated investments, at value (Cost $128,429,032)	128,435,133
Total investments, at value (Cost $2,087,485,174)	2,418,448,748
Foreign currency, at value (Cost $94,232)	93,845
Receivable for investments sold	56,836,618
Receivable for fund shares sold	8,059,747
Dividends and interest receivable	8,667,105
Receivable for securities lending income	92,223
Other receivables and prepaid expenses	77,695
Total assets	2,492,275,981
Liabilities
Payable for investments purchased	58,779,611
Payable for fund shares repurchased	5,145,272
Payable upon return of securities loaned	128,435,702
Payable to affiliates
Accounting and legal services fees	82,776
Transfer agent fees	155,055
Distribution and service fees	399
Trustees' fees	1,443
Other liabilities and accrued expenses	310,599
Total liabilities	192,910,857
Net assets	$2,299,365,124
Net assets consist of
Paid-in capital	$2,065,409,321
Undistributed net investment income	5,749,239
Accumulated net realized gain (loss) on investments and foreign currency transactions	(102,585,749)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	330,792,313
Net assets	$2,299,365,124

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($381,135,735 ÷ 35,354,928 shares)[1]	$10.78
Class B ($10,557,799 ÷ 979,400 shares)[1]	$10.78
Class C ($125,719,620 ÷ 11,657,427 shares)[1]	$10.78
Class I ($1,244,773,073 ÷ 115,032,596 shares)	$10.82
Class R2 ($1,081,011 ÷ 99,894 shares)	$10.82
Class R6 ($1,503,501 ÷ 139,133 shares)	$10.81
Class NAV ($534,594,385 ÷ 49,431,191 shares)	$10.81
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$11.35

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       17

STATEMENT OF OPERATIONS   For the year ended 2-28-17

Investment income
Dividends	$87,896,642
Securities lending	841,346
Interest	152,768
Less foreign taxes withheld	(4,187,511)
Total investment income	84,703,245
Expenses
Investment management fees	17,513,596
Distribution and service fees	2,937,476
Accounting and legal services fees	307,208
Transfer agent fees	1,928,923
Trustees' fees	33,529
State registration fees	172,886
Printing and postage	167,070
Professional fees	200,650
Custodian fees	430,621
Other	12,141
Total expenses	23,704,100
Less expense reductions	(461,360)
Net expenses	23,242,740
Net investment income	61,460,505
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	11,497,136
Affiliated investments	(6,670)
11,490,466
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	186,832,667
Affiliated investments	6,101
186,838,768
Net realized and unrealized gain	198,329,234
Increase in net assets from operations	$259,789,739

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 2-28-17	Year ended 2-29-16
Increase (decrease) in net assets
From operations
Net investment income	$61,460,505	$79,050,948
Net realized gain (loss)	11,490,466	(19,547,888)
Change in net unrealized appreciation (depreciation)	186,838,768	(304,309,620)
Increase (decrease) in net assets resulting from operations	259,789,739	(244,806,560)
Distributions to shareholders
From net investment income
Class A	(14,191,542)	(15,908,865)
Class B	(261,696)	(312,238)
Class C	(2,974,793)	(3,515,222)
Class I	(29,470,689)	(36,220,453)
Class R2	(27,249)	(33,565)
Class R6	(34,696)	(29,367)
Class NAV	(18,198,344)	(21,679,609)
From net realized gain
Class A	—	(22,412,725)
Class B	—	(586,723)
Class C	—	(6,495,421)
Class I	—	(44,789,082)
Class R2	—	(48,929)
Class R6	—	(42,665)
Class NAV	—	(27,209,972)
Total distributions	(65,159,009)	(179,284,836)
From fund share transactions	(22,649,680)	(154,387,828)
Total increase (decrease)	171,981,050	(578,479,224)
Net assets
Beginning of year	2,127,384,074	2,705,863,298
End of year	$2,299,365,124	$2,127,384,074
Undistributed net investment income	$5,749,239	$10,644,321

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       19

Financial highlights

Class A Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$9.89	$11.78	$11.74	$10.46	$9.81
Net investment income[1]	0.27	0.33	0.36	0.45 [2]	0.29
Net realized and unrealized gain (loss) on investments	0.92	(1.42)	0.55	1.57	0.63
Total from investment operations	1.19	(1.09)	0.91	2.02	0.92
Less distributions
From net investment income	(0.30)	(0.32)	(0.44)	(0.31)	(0.27)
From net realized gain	—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.30)	(0.80)	(0.87)	(0.74)	(0.27)
Net asset value, end of period	$10.78	$9.89	$11.78	$11.74	$10.46
Total return (%)[3,4]	12.21	(9.38)	8.10	19.85	9.66
Ratios and supplemental data
Net assets, end of period (in millions)	$381	$470	$580	$553	$276
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.29	1.33	1.34	1.43
Expenses including reductions	1.26	1.28	1.32	1.34	1.42
Net investment income	2.62	3.03	2.99	4.01 [2]	2.92
Portfolio turnover (%)	25	33	23	40	21

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       20

Class B Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$9.89	$11.78	$11.74	$10.46	$9.81
Net investment income[1]	0.20	0.25	0.27	0.35 [2]	0.22
Net realized and unrealized gain (loss) on investments	0.92	(1.42)	0.55	1.58	0.64
Total from investment operations	1.12	(1.17)	0.82	1.93	0.86
Less distributions
From net investment income	(0.23)	(0.24)	(0.35)	(0.22)	(0.21)
From net realized gain	—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.23)	(0.72)	(0.78)	(0.65)	(0.21)
Net asset value, end of period	$10.78	$9.89	$11.78	$11.74	$10.46
Total return (%)[3,4]	11.42	(10.10)	7.26	18.95	8.90
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$12	$17	$17	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	2.02	2.10	2.15	2.29
Expenses including reductions	1.97	2.02	2.10	2.12	2.12
Net investment income	1.94	2.31	2.24	3.11 [2]	2.21
Portfolio turnover (%)	25	33	23	40	21

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       21

Class C Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$9.90	$11.79	$11.74	$10.46	$9.81
Net investment income[1]	0.20	0.25	0.27	0.36 [2]	0.22
Net realized and unrealized gain (loss) on investments	0.91	(1.41)	0.56	1.58	0.64
Total from investment operations	1.11	(1.16)	0.83	1.94	0.86
Less distributions
From net investment income	(0.23)	(0.25)	(0.35)	(0.23)	(0.21)
From net realized gain	—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.23)	(0.73)	(0.78)	(0.66)	(0.21)
Net asset value, end of period	$10.78	$9.90	$11.79	$11.74	$10.46
Total return (%)[3,4]	11.41	(10.02)	7.42	18.97	8.90
Ratios and supplemental data
Net assets, end of period (in millions)	$126	$133	$168	$127	$65
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	1.99	2.03	2.05	2.15
Expenses including reductions	1.97	1.98	2.02	2.05	2.12
Net investment income	1.92	2.33	2.24	3.22 [2]	2.22
Portfolio turnover (%)	25	33	23	40	21

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       22

Class I Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$9.93	$11.83	$11.78	$10.49	$9.84
Net investment income[1]	0.31	0.37	0.39	0.47 [2]	0.31
Net realized and unrealized gain (loss) on investments	0.91	(1.43)	0.56	1.59	0.65
Total from investment operations	1.22	(1.06)	0.95	2.06	0.96
Less distributions
From net investment income	(0.33)	(0.36)	(0.47)	(0.34)	(0.31)
From net realized gain	—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.33)	(0.84)	(0.90)	(0.77)	(0.31)
Net asset value, end of period	$10.82	$9.93	$11.83	$11.78	$10.49
Total return (%)[3]	12.51	(9.13)	8.50	20.28	10.07
Ratios and supplemental data
Net assets, end of period (in millions)	$1,245	$957	$1,242	$893	$641
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	0.97	1.01	1.01	1.05
Expenses including reductions	0.95	0.97	1.00	1.01	1.03
Net investment income	2.91	3.37	3.24	4.19 [2]	3.10
Portfolio turnover (%)	25	33	23	40	21

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       23

Class R2 Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13	[1]
Per share operating performance
Net asset value, beginning of period	$9.93	$11.82	$11.78	$10.49	$9.84
Net investment income[2]	0.26	0.32	0.31	0.50 [3]	0.29
Net realized and unrealized gain (loss) on investments	0.92	(1.43)	0.58	1.52	0.63
Total from investment operations	1.18	(1.11)	0.89	2.02	0.92
Less distributions
From net investment income	(0.29)	(0.30)	(0.42)	(0.30)	(0.27)
From net realized gain	—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.29)	(0.78)	(0.85)	(0.73)	(0.27)
Net asset value, end of period	$10.82	$9.93	$11.82	$11.78	$10.49
Total return (%)[4]	12.04	(9.51)	7.93	19.78	9.58
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.86	3.22	8.52	19.42
Expenses including reductions	1.34	1.43	1.47	1.47	1.47
Net investment income	2.50	2.92	2.66	4.38 [3]	2.91
Portfolio turnover (%)	25	33	23	40	21

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       24

Class R6 Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14		2-28-13
Per share operating performance
Net asset value, beginning of period	$9.92	$11.81	$11.77	$10.49		$9.84
Net investment income[1]	0.30	0.38	0.39	0.48	[2]	0.33
Net realized and unrealized gain (loss) on investments	0.93	(1.42)	0.57	1.58		0.64
Total from investment operations	1.23	(1.04)	0.96	2.06		0.97
Less distributions
From net investment income	(0.34)	(0.37)	(0.49)	(0.35)		(0.32)
From net realized gain	—	(0.48)	(0.43)	(0.43)		—
Total distributions	(0.34)	(0.85)	(0.92)	(0.78)		(0.32)
Net asset value, end of period	$10.81	$9.92	$11.81	$11.77		$10.49
Total return (%)[3]	12.66	(8.94)	8.56	20.29		10.12
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	— [4]	—	[4]	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	1.45	6.51	10.30		10.38
Expenses including reductions	0.85	0.85	0.87	0.97		0.97
Net investment income	2.85	3.48	3.32	4.26	[2]	3.29
Portfolio turnover (%)	25	33	23	40		21

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       25

Class NAV Shares Period ended	2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$9.92	$11.82	$11.78	$10.49	$9.84
Net investment income[1]	0.32	0.37	0.41	0.49 [2]	0.35
Net realized and unrealized gain (loss) on investments	0.91	(1.42)	0.55	1.59	0.62
Total from investment operations	1.23	(1.05)	0.96	2.08	0.97
Less distributions
From net investment income	(0.34)	(0.37)	(0.49)	(0.36)	(0.32)
From net realized gain	—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.34)	(0.85)	(0.92)	(0.79)	(0.32)
Net asset value, end of period	$10.81	$9.92	$11.82	$11.78	$10.49
Total return (%)[3]	12.76	(9.03)	8.57	20.47	10.17
Ratios and supplemental data
Net assets, end of period (in millions)	$535	$554	$696	$653	$944
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.86	0.88	0.88	0.90
Expenses including reductions	0.85	0.85	0.87	0.87	0.89
Net investment income	3.03	3.45	3.42	4.35 [2]	3.56
Portfolio turnover (%)	25	33	23	40	21

1	Based on average daily shares outstanding.
2	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.08 and 0.72%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       26

Notes to financial statements

Note 1 — Organization

John Hancock Global Shareholder Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The primary investment objective of the fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       27

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of February 28, 2017, by major security category or type:

	Total value at 2-28-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$77,198,416	—	$77,198,416	—
Canada	110,727,651	$110,727,651	—	—
France	157,244,728	—	157,244,728	—
Germany	216,210,021	—	216,210,021	—
Italy	42,385,096	—	42,385,096	—
Netherlands	30,445,679	30,445,679	—	—
Norway	48,087,197	—	48,087,197	—
Singapore	27,742,334	—	27,742,334	—
Spain	14,716,933	—	14,716,933	—
Sweden	15,882,066	—	15,882,066	—
Switzerland	98,610,319	—	98,610,319	—
Taiwan	24,674,998	24,674,998	—	—
United Kingdom	311,860,321	27,509,667	284,350,654	—
United States	1,067,202,437	1,067,202,437	—	—
Securities lending collateral	128,435,133	128,435,133	—	—
Short-term investments	47,025,419	47,025,419	—	—
Total investments in securities	$2,418,448,748	$1,436,020,984	$982,427,764	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       28

market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of February 28, 2017, the fund loaned common stocks valued at $124,014,316 and received $128,435,702 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended February 28, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended February 28, 2017 were $7,122.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       29

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of February 28, 2017, the fund has a short-term capital loss carryfoward of $42,185,848 and a long-term capital loss carryforward of $54,587,482 available to offset future net realized capital gains. These carryforwards do not expire.

As of February 28, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends quarterly. Capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended February 28, 2017 and February 29, 2016 was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$65,159,009	$77,699,319
Long-Term Capital Gain	—	101,585,517
Total	$65,159,009	$179,284,836

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of February 28, 2017, the components of distributable earnings on a tax basis consisted of $5,749,239 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and partnerships.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       30

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of 0.800% of average daily net assets. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended February 28, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective December 15, 2016, the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares, as applicable, exceed 1.09%, 1.84%, 1.84%, 0.84%, 1.24%, and 0.74%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, "expenses of Class A, Class B, Class C, Class I, Class R1, Class R2, and Class R6 shares" means all class expenses (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based on upon a determination that this is appropriate under the circumstances at that time.

Prior to July 1, 2016, the Advisor had contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.47% for Class R2 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense.

The Advisor also contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective December 15, 2016, the Advisor has voluntarily agreed to reduce its management fee, or if necessary make payment to the applicable class in an amount equal to the amount by which the expenses of Class NAV exceed 0.74% of average net assets. "Expenses" means all the expenses of Class NAV, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. This voluntary expense reduction will continue in effect until terminated at any time by the Advisor on notice to the fund.

For the year ended February 28, 2017, the expense reductions described above amounted to the following:

Class	Expense reductions	Class	Expense reductions
Class A	$141,103	Class R2	$157
Class B	2,290	Class R6	417
Class C	26,666	Class NAV	88,005
Class I	202,722	Total	$461,360

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       31

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended February 28, 2017 were equivalent to a net annual effective rate of 0.78% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended February 28, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,696,434 for the year ended February 28, 2017. Of this amount, $290,786 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,401,592 was paid as sales commissions to broker-dealers and $4,056 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended February 28, 2017, CDSCs received by the Distributor amounted to $24,732, $14,682 and $20,131 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       32

Class level expenses. Class level expenses for the year ended February 28, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,462,137	$611,255
Class B	117,340	14,727
Class C	1,353,058	169,728
Class I	—	1,132,848
Class R2	4,941	171
Class R6	—	194
Total	$2,937,476	$1,928,923

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$97,398,353	5	0.70%	($9,469)
Lender	$20,510,931	3	0.71%	$1,214

Note 5 — Fund share transactions

Transactions in fund shares for the years ended February 28, 2017 and February 29, 2016 were as follows:

		Year ended 2-28-17		Year ended 2-29-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,495,512	$110,012,405	12,988,813	$141,830,521
Distributions reinvested	1,364,405	13,995,516	3,650,890	37,774,679
Repurchased	(23,980,304)	(251,777,384)	(18,406,136)	(198,023,915)
Net decrease	(12,120,387)	($127,769,463)	(1,766,433)	($18,418,715)
Class B shares
Sold	46,334	$483,148	37,856	$406,269
Distributions reinvested	18,961	194,376	69,139	713,045
Repurchased	(296,555)	(3,105,472)	(307,309)	(3,306,303)
Net decrease	(231,260)	($2,427,948)	(200,314)	($2,186,989)
Class C shares
Sold	2,017,179	$21,196,030	2,552,507	$28,296,220
Distributions reinvested	274,676	2,817,422	902,501	9,313,786
Repurchased	(4,093,360)	(42,785,906)	(4,277,843)	(45,937,158)
Net decrease	(1,801,505)	($18,772,454)	(822,835)	($8,327,152)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       33

		Year ended 2-28-17		Year ended 2-29-16
	Shares	Amount	Shares	Amount
Class I shares
Sold	71,471,059	$752,004,989	25,978,642	$282,688,478
Distributions reinvested	2,811,312	29,001,772	7,630,235	79,403,301
Repurchased	(55,588,014)	(587,635,516)	(42,313,928)	(456,473,543)
Net increase (decrease)	18,694,357	$193,371,245	(8,705,051)	($94,381,764)
Class R2 shares
Sold	36,435	$380,649	42,457	$455,553
Distributions reinvested	2,631	27,105	7,751	80,387
Repurchased	(29,789)	(312,790)	(73,045)	(768,518)
Net increase (decrease)	9,277	$94,964	(22,837)	($232,578)
Class R6 shares
Sold	67,568	$711,304	77,540	$867,395
Distributions reinvested	3,370	34,696	6,783	69,824
Repurchased	(21,368)	(223,952)	(29,617)	(316,169)
Net increase	49,570	$522,048	54,706	$621,050
Class NAV shares
Sold	2,603,181	$27,412,499	918,471	$10,328,098
Distributions reinvested	1,767,262	18,198,344	4,706,809	48,889,581
Repurchased	(10,780,446)	(113,278,915)	(8,691,173)	(90,679,359)
Net decrease	(6,410,003)	($67,668,072)	(3,065,893)	($31,461,680)
Total net decrease	(1,809,951)	($22,649,680)	(14,528,657)	($154,387,828)

Affiliates of the fund owned 100% of shares of the fund of Class NAV, on February 28, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $526,412,132 and $542,023,312, respectively, for the year ended February 28, 2017.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At February 28, 2017, funds within the John Hancock group of funds complex held 23.1% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	7.3%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	7.3%

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       34

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Global Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Shareholder Yield Fund (the "Fund") as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, transfer agents, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2017

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       35

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended February 28, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	229

Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	229
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	229
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	229
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	229
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	229
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	229
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	229

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2006	229
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	229
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	229
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	229
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	229
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Epoch Investment Partners, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Shareholder Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF355082	320A 2/17 4/17

ITEM 2. CODE OF ETHICS.

As of the end of the year, February 28, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant, for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended February 28, 2017 and February 28, 2016. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	February 28, 2017	February 29, 2016
John Hancock Global Shareholder Yield Fund	$ 39,717	$ 39,846
John Hancock International Growth Fund	49,066	51,418
Total	$ 88,783	$ 91,264

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 and $103,474 for the fiscal years ended February 28, 2017 and February 29, 2016, respectively.

Fund	February 28, 2017	February 29, 2016
John Hancock Global Shareholder Yield Fund	$ 510	$ 525
John Hancock International Growth Fund	510	525
Total	$ 1,020	$ 1,050

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended February 28, 2017 and February 29, 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	February 28, 2017	February 29, 2016
John Hancock Global Shareholder Yield Fund	$ 3,647	$ 3,500
John Hancock International Growth Fund	4,197	4,000
Total	$ 7,844	$ 7,500

(d) All Other Fees

The nature of the services comprising all other fees is attestation services surrounding new class launches and miscellaneous tax services. Other fees amounted to the following for the fiscal years ended February 28, 2017 and February 29, 2016 billed to the registrant or to the control affiliates.

Fund	February 28, 2017	February 29, 2016
John Hancock Global Shareholder Yield Fund	$ 24	$ 1,704
John Hancock International Growth Fund	24	9,804
Total	$ 48	$ 11,508

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended February 28, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $5,409,579 for the fiscal year ended February 28, 2017 and $6,260,177 for the fiscal year ended February 29, 2016.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	April 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	April 19, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	April 19, 2017